UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

San Juan Basin Royalty Trust
(Exact name of registrant as specified in its charter)

Texas	001-08032	75-6279898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
PNC BANK, NATIONAL ASSOCIATION
PNC Asset Management Group
2200 Post Oak Blvd., Floor 18
Houston, TX 77056
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (866) 809-4553

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	SJT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 16, 2024, at 10:00 a.m. Central Time, a special meeting of unit holders (“Unit Holders”) of the San Juan Basin Royalty Trust (the “Trust”) was convened for the purpose of soliciting Unit Holder approval of (i) the appointment of Argent Trust Company, a Tennessee chartered trust company (“Argent”), as successor trustee to PNC Bank, National Association, as current trustee (the “Trustee”) of the Trust and (ii) amendments to the indenture, as amended and restated, of the Trust (the “Indenture”) that are necessary to permit Argent to serve as successor trustee and otherwise in connection with the resignation of the Trustee and appointment of Argent, each as further described in the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on October 2, 2023 (the “Proxy Statement”), as supplemented by the additional proxy materials filed with the SEC on October 23, 2023 and the additional proxy materials filed with the SEC on December 5, 2023 (the “Special Meeting Proposals”).

The final results for the votes regarding the Special Meeting Proposals are set forth below.

(i)	The Unit Holders approved the appointment of Argent as the successor trustee of the Trust in accordance with the terms set forth in that certain attached Agreement of Conditional Resignation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,885,141	751,916	735,544	Not applicable.

(ii)
The Unit Holders approved an amendment to the Indenture that would permit a bank or trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000 to serve as successor trustee of the Trust:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,522,872	1,212,252	637,477	Not applicable.

(iii)	The Unit Holders approved an amendment to the Indenture that would clarify the meaning of “Trustee” in Section 6.02 of the Indenture to include former trustees for indemnification purposes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,748,695	908,429	715,477	Not applicable.

Item 8.01.	Other Events.

On January 16, 2024, the Trust issued a press release relating to the matters described in Item 5.07 of this Current Report on Form 8-K, a copy of which is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 16, 2024
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST (Registrant)

Date: January 16, 2024	By:	/s/ Ross C. Durr
Ross C. Durr, RPL
Senior Vice President Mineral Interest Director